UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04739

The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

900 Third Ave, 31st Floor New York, NY 10022-4728
(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.	John H. Beers, Esq.
Chief Legal Officer and Secretary for Registrant	Vice President and Counsel
Phoenix Life Insurance Company	Phoenix Life Insurance Company
One American Row	One American Row
Hartford, CT 06103-2899	Hartford, CT 06103-2899

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-272-2700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

August 1, 2007

Dear ZF Shareholder:

Following is the manager’s report and commentary for The Zweig Fund, Inc. for the quarter ended June 30, 2007.

The Zweig Fund’s net asset value increased 5.45% in the quarter ended June 30, 2007, including $0.144 in reinvested distributions. During the same period, the S&P 500® Index increased 6.27%, including reinvested dividends. The Fund’s average equity exposure for the quarter was approximately 91%.

For the six months ended June 30, 2007, the Fund’s net asset value gained 6.21%, including $0.295 in reinvested distributions. During the same period, the S&P 500 Index rose 6.96%, including reinvested dividends. The Fund’s average equity exposure for the first half of 2007 was approximately 90%. As previously announced, the Fund’s distribution for the quarter ended June 30, 2007, was $0.153, payable on July 26, 2007 to shareholders of record on July 10, 2007.

Sincerely,

George R. Aylward

President, Chairman and Chief Executive Officer

The Zweig Fund, Inc.

MARKET OVERVIEW AND OUTLOOK

The stock market always has it ups and downs, but they were more pronounced than usual during the second quarter, which featured sharp daily swings in both directions. Although the Dow Jones Industrial AverageSM (the Dow) dipped 1.5% in June, it closed the quarter at 13,408.32, up 5.4%1, in its best quarterly performance since 2003. For the first six months of this year, the Dow gained 7.5%1.

Following a similar pattern, the S&P 500 Index and the NASDAQ Composite® Index (NASDAQ) also retreated in June, but finished the quarter well in the black. The S&P 500 fell 1.8%1 in June, but ended the quarter at 1,503.33, for a gain of 5.8%1. The NASDAQ, which was off 0.05%1 in June, closed the quarter at 2,603.23, up 7.5%1. For the first half of this year, the S&P 500 Index climbed 6.00%1, while the NASDAQ rose 7.78%1.

Investors continued to keep a watchful eye on the pace of the economy and the rate of inflation, analyzing every scrap of news in light of what action it might trigger by the Federal Reserve (Fed). As widely anticipated, the Fed at its June meeting left its benchmark interest rate unchanged at 5.25%, where it has been for a year. In its statement, the Fed noted that “economic growth appears to have been moderate during the first half of this year despite the ongoing adjustment in the housing market.” Looking ahead, the Fed said “the economy seems likely to expand at a moderate pace over coming quarters” and that “readings on core inflation have improved modestly in recent months.”

The Fed added, however, that “a sustained moderation in inflation pressures has yet to become convincingly demonstrated. Moreover the high level of resource utilization has the potential to sustain these pressures.” The Fed concluded that its “predominant policy concern remains the risk that inflation will fail to moderate as expected. Future policy adjustments will

[1]	Return excludes reinvested dividends.

Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

depend on the outlook for both inflation and economic growth.”

Most analysts expect the Fed to hold the present rate for the foreseeable future and we are inclined to agree. We think that a rate hike would only exacerbate the already messy housing situation and that a cut is unlikely because of the Fed’s concerns about inflation. So, we can apparently look forward to a period of stability for interest rates.

Confirming what the Fed delicately called “the ongoing adjustment” in the housing market, the Commerce Department reported that construction of new homes and apartments dropped 2.1% in May, 24.2% below the level of a year ago. The National Association of Home Builders said its index for sales of new homes in June declined to 28 from 30 in May, the lowest reading since February 1991.

Meanwhile, troubles continue to pile up in the sub-prime mortgage market, where loans were made to home buyers with inadequate credit. Several hedge funds, including two run by Bear Sterns, are in trouble because of their deep involvement in the sub-prime mortgage market. Other hedge funds are also shaky in this regard.

Until recently, investors were ignoring the housing slump. From one point of view, the housing weakness is a factor in slowing the economy, which should keep a bit of pressure off interest rates. By restraining inflation, the housing situation could possibly be a positive for the market for the near term.

Worldwide mergers and acquisitions continued at a peak pace. Deals came to $1.65 trillion in the second quarter, the largest quarterly figure on record, according to Thomson Financial. This was a 9% increase over the same period in 2006. A record $1.55 trillion in domestic takeovers occurred in 2006, with this year’s running 60% higher, according to Standard & Poor’s (S&P). Buyout firms in the U.S. accounted for 40% of the deals: the highest figure ever. Leveraged loans in the U.S. are helping to fuel the buyouts. They climbed to a record $204 billion in the second quarter, according to S&P. For the first six months, loan volume totaled $390 billion, which topped any full year before 2006. S&P reported that 42% of the second-quarter loans went to finance leveraged buyouts.

Because of the huge sums involved, the high level of borrowing is putting some upward pressure on interest rates. That would be a negative for the market, but we believe it will take a while to play out. Our belief is that things will be fine in this regard until the end of the year.

Initial public offerings, or IPOs, are also running strong, according to Dealogic. There were 18 IPOs in June, the same number as in June 2006, but this year’s volume came to $7.4 billion, almost triple last year’s total. In the first half of this year, 140 IPOs raised $26.2 billion —versus 89 deals and $20.9 billion last year. For full-year 2006, IPOs raised $40.7 billion.

It looks to us that the dollar amount of IPOs will continue to increase. Our belief is that many private equity firms will turn around and try to go public with what they have acquired. Other privately held companies will want to come out. With the market strong, we expect to see more IPOs. Eventually, it could reach a crescendo, which would drain money out of the market. But right now, we think the market can handle it.

Earnings for companies in the S&P 500 in the second quarter are now projected at 4.4% over last year’s period, according to Thomson Financial. That is slightly above the 3.9% estimate on April 1. However, when all the reports are in, Thomson Financial expects the earnings to be around 7% to 8%, comparable to the first quarter’s growth rate. For all of 2007, the anticipated gain is currently set at 7.8%. Although earnings have slowed down, the flow is still positive. Given the level of interest rates, current inflation, and the pace of economic growth, the overall market situation seems to be in balance.

Companies in the S&P 500 bought back $118 billion of stock in the first quarter. This is the sixth consecutive quarter that buybacks have topped $100 billion. For the past four quarters, S&P estimates that $442 billion in stock was bought back. These companies still have enough cash to buy back 40% of their long-term debt, according to S&P. Despite their heavy cash resources, companies in the S&P 500 are expected to pay out only 30% of their earnings in dividends this year, a record-low figure. The current dividend yield in the S&P 500 is 1.8%.

It is bullish for shareholders whether companies buy back stocks or pay dividends. The last time we researched this relationship, we found that if you added back the net stock buybacks as the dividend yield, the yields come out close to 4%, which is fairly normal.

While companies are flush with cash, the Investment Company Institute reports that cash levels at equity funds are at a slim 3.7%. This figure is below the previous low of 3.9% set in May 1972. It’s a big change from years ago when funds were bearish and held lots of cash. Now, with the tremendous pressures on funds to at least equal the rising market averages, their cash levels are necessarily low. It is a fact of current market life and we don’t think it is particularly bearish.

With foreign stocks generally outperforming domestic equities, Americans are flocking to invest overseas. Of the $160 billion Americans added to stock funds last year, 93% went to funds investing in foreign companies, according to the Investment Company Institute. This is a sharp turnaround from 2003, when only 17% of U.S. stock fund investments went into foreign funds. This trend is continuing. The Treasury Department reported that in March, U.S. investors bought $40.3 billion more of foreign stocks and bonds than they sold. It is the highest figure since last December, when a net $48.7 billion was bought.

The weak dollar is a factor with respect to why so much money is flowing out of the U.S and into foreign markets. Also, the foreign markets have outperformed us. What makes us nervous is that people like to chase what’s hot and that may eventually spell trouble for foreign markets. However, in the near term, the money spillout is detrimental to the domestic markets.

While U.S. investors are seeking higher returns abroad, foreign investments to acquire or start up U.S. businesses increased 76.7% to $161.5 billion in 2006. This was the highest figure since 2000, when expenditures totaled $335.6 billion. That’s the flip side. As the dollar gets cheaper, our businesses and our stocks look more attractive to foreigners.

Although the Commerce Department reported that the gross domestic product (GDP) grew only 0.7% in the first quarter, recent indicators point to a rebounding economy and forecasters see the second quarter checking in at better than a 3% rate. Indicating an improvement, the Institute of Supply Management said its index of manufacturing activity in the U.S. rose one point in June to 56.0%, the highest since April 2006. A figure above 50% indicates an expansion. Previously, the Conference Board reported that its index of leading economic indicators increased at a higher-than-expected 0.3% in May. The Labor Department reported that employers added 132,000 jobs in June, with the jobless rate holding steady at 4.5%. Wage increases and consumer price increases were little changed from last year’s patterns. Given the fact that the economy is certainly not out of control on the upside — and definitely not weak — we are inclined to agree with analysts who see aspects of the so-called “Goldilocks” scenario that is neither too hot nor too cold.

S&P 500 companies ended the first half trading at 18.3 times earnings, according to Barron’s. The price/earnings (P/E) ratio stood at 17.2 on both March 31 and June 30, 2006. The recent level is somewhat higher than the average of 16 since 1935, but is far below the market apex of 29.4 in March 2000 and the P/E ratio of 27 when the current bull market began in October 2002. With earnings at this level, the market is not cheap. But given the level of interest rates, it looks fine to us from an evaluation perspective.

Investment sentiment appears quite optimistic. At the close of June, the Investors Intelligence survey of market advisors found 49.4% bulls and only 18% bears. On March 31, the bulls stood at 48.4% and the bears at 27.5%. On June 30, 2006, there were 37.4% bears and 36.3% bulls. While market advisors are showing more optimism, the level does not seem extreme. Incidentally, we don’t put too much stock in these figures because they haven’t proven to be true indicators in recent years.

The New York Stock Exchange reported that short-selling positions increased 6% to nearly 12.5 billion shares for the June reporting period. This marked the fourth consecutive monthly record.

There is an extremely large number of hedge funds, perhaps 10,000 or so, and most of them use shorts to maintain a neutral market position. When the market starts to run ahead, these shorts tend to get roasted and managers rush to cover them. There are many people in this business now who are not very experienced. When the market really rallies, they have a lot of headaches. As they cover, they drive the market even higher. During the recent 285-point spurt in the Dow, the market looked like it was in a buying panic. We believe that much of that activity was short covering. Consequently, we consider the substantial short position a bullish factor right now.

Despite recent setbacks, the odds do not favor a bear market at this time. While not off the chart, our indicators are bullish. We like the fact that this is a pre-election year. Over the last half century, the market has gone up, on average, 19% in a pre- election year. We are now up about half that amount and are in the middle of the year. So far, the market has done pretty well climbing the proverbial wall of worry, and we are not particularly concerned about the negatives right now. Consequently, we are about 92% invested, which is a very high figure for us.

Sincerely,

Martin E. Zweig, Ph.D.

President

Zweig Consulting LLC

PORTFOLIO COMPOSITION

The Zweig Fund’s leading stock market sectors on June 30, 2007 included information technology, financials, industrials, energy and health care. With the exception of energy, all of the above appeared in our previous listing. During the quarter, we added to our positions in industrials and materials, and trimmed our holdings in financials and consumer staples.

As of June 30, 2007, our leading industrial positions included Cisco Systems, Corning Inc., EMC Corp., Ford, Goldman Sachs, Morgan Stanley, PowerShares QQQ, Nike, Nokia Corp. and Valero Energy. Cisco Systems, Ford and Nokia are new to this listing. During the quarter, we added to our position in Cisco Systems, but there were no changes in shares owned in Ford and Nokia.

No longer among our top positions are Kimberly-Clark, Morgan Stanley and Newell Rubbermaid; PowerShares QQQ where there was no change in shares held; and Wachovia Corp., which we eliminated from our portfolio.

Sincerely,

Carlton Neel

Executive Vice President

Phoenix/Zweig Advisers LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

OUR PRIVACY COMMITMENT

The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Dow Jones Industrial AverageSM: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the “Fed”): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States’ economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Initial public offering (IPO): A company’s first sale of stock to the public.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite® Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A “normal or positive” yield curve indicates that short-term securities have a lower interest rate than long-term securities; an “inverted or negative” yield curve indicates short-term rates are exceeding long-term rates; and a “flat yield curve” means short- and long-term rates are about the same.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

June 30, 2007

(Unaudited)

		Number of Shares	Value
INVESTMENTS
DOMESTIC COMMON STOCKS	81.64%
CONSUMER DISCRETIONARY — 8.37%
Abercrombie & Fitch Co.		80,000	$5,838,400
Ford Motor Corp.(e)		900,000	8,478,000
McDonald’s Corp.		150,000	7,614,000
Newell Rubbermaid, Inc.		235,000	6,916,050
Nike, Inc. Class B		144,000	8,393,760

			37,240,210

CONSUMER STAPLES — 6.11%
Altria Group, Inc.		100,000	7,014,000
Costco Wholesale Corp.		125,000	7,315,000
Kimberly-Clark Corp.		100,000	6,689,000
PepsiCo, Inc.		95,000	6,160,750

			27,178,750

See notes to financial statements

	Number of Shares	Value
ENERGY — 7.81%
ConocoPhillips	95,000	$7,457,500
Halliburton Co.	190,000	6,555,000
Massey Energy Co.	260,000	6,929,000
Occidental Petroleum Corp.	85,000	4,919,800
Valero Energy Corp.	120,000	8,863,200

		34,724,500

FINANCIALS —14.26%
Allstate Corp.	115,000	7,073,650
American International Group, Inc.	85,000	5,952,550
Bank of America Corp.	110,000	5,377,900
Goldman Sachs Group, Inc.	45,000	9,753,750
JPMorgan Chase & Co.	125,000	6,056,250
Merrill Lynch & Co., Inc.	90,000	7,522,200
Morgan Stanley	100,000	8,388,000
Reinsurance Group of America, Inc.	110,000	6,626,400
Wells Fargo & Co.	190,000	6,682,300

		63,433,000

HEALTH CARE — 9.22%
Amgen, Inc.(b)	100,000	5,529,000
Bristol-Myers Squibb Co.	220,000	6,943,200
Gilead Sciences, Inc.(b)	200,000	7,754,000
Merck & Co., Inc.	150,000	7,470,000
Pfizer, Inc.	240,000	6,136,800
UnitedHealth Group, Inc.	140,000	7,159,600

		40,992,600

INDUSTRIALS — 13.70%
Alaska Air Group, Inc.(e)	210,000	5,850,600
AMR Corp.(b)	245,000	6,455,750
Boeing Co. (The)	70,000	6,731,200
Caterpillar, Inc.	90,000	7,047,000
Continental Airlines, Inc. Class B(b)	195,000	6,604,650
General Electric Co.	170,000	6,507,600
L-3 Communications Holdings, Inc.	80,000	7,791,200
NuCor Corp.	120,000	7,038,000
Union Pacific Corp.	60,000	6,909,000

		60,935,000

See notes to financial statements

		Number of Shares	Value
INFORMATION TECHNOLOGY — 17.04%
Cisco Systems, Inc.(b)		325,000	$9,051,250
Corning , Inc.		380,000	9,709,000
Dell, Inc.		290,000	8,279,500
EMC Corp.(b)		575,000	10,407,500
Hewlett-Packard Co.		160,000	7,139,200
International Business Machines Corp.		70,000	7,367,500
Microsoft Corp.		250,000	7,367,500
National Semiconductor Corp.		290,000	8,198,300
QUALCOMM, Inc.		190,000	8,244,100

			75,763,850

MATERIALS — 1.59%
Dow Chemical Co.		160,000	7,075,200

			7,075,200

TELECOMMUNICATIONS SERVICES — 3.54%
AT&T Corp.(d)		190,000	7,885,000
Verizon Communications, Inc.(d)		190,000	7,822,300

			15,707,300

Total Domestic Common Stocks (Identified Cost $281,280,604)			363,050,410

FOREIGN COMMON STOCKS(c)	8.74%
CONSUMER DISCRETIONARY — 1.63%
Honda Motor Co., Ltd. ADR (Japan)		200,000	7,258,000

			7,258,000

ENERGY — 1.54%
Nabors Industries Ltd. (United States)(b)		205,000	6,842,900

			6,842,900

FINANCIALS — 1.79%
Deutsche Bank AG (Germany)(e)		55,000	7,960,700

			7,960,700

INFORMATION TECHNOLOGY — 3.78%
Amdocs Ltd. (United States)(b)		200,000	7,964,000
Nokia Oyj ADR (Finland)		315,000	8,854,650

			16,818,650

Total Foreign Common Stocks (Identified Cost $27,261,058)			38,880,250

See notes to financial statements

		Number of Shares	Value
EXCHANGE TRADED FUNDS — 2.67%
PowerShares QQQ(e)		250,000	$11,892,500

Total Exchange Traded Funds (Identified Cost $9,732,009)			11,892,500

		Par (000’s)
U.S. GOVERNMENT SECURITIES	5.44%
U.S. TREASURY NOTES — 5.44%
U.S. Treasury Note 4.625%, 2/15/17(d)		$25,000	24,210,950

Total U.S. Government Securities (Identified Cost $25,107,589)			24,210,950

Total Long Term Investments —98.49% (Identified Cost $343,381,260)			438,034,110

		Number of Shares
SHORT-TERM INVESTMENTS	5.45%
MONEY MARKET MUTUAL FUNDS — 4.10%
State Street Navigator Prime Plus (5.338% seven day effective yield)(f) (Identified Cost $18,218,397)		18,218,397	18,218,397

		Par (000’s)
COMMERCIAL PAPER(g) — 1.35%
RABOBank USA Finance Corp. 5.32%, 7/27/07		$6,000	5,999,114

Total Commercial Paper (Identified Cost $5,999,114)			5,999,114

Total Short-Term Investments (Identified cost $24,217,511)			24,217,511

Total Investments (Identified Cost $367,598,771) — 103.94%			462,251,621 (a)
Securities Sold Short (Proceeds $8,589,288) — (1.79)%			(7,958,400)
Other Assets Less Liabilities — (2.15)%			(9,518,707)

Net Assets — 100.00%			$444,774,514

(a)	Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $100,419,337 and gross depreciation of $6,715,039 for federal tax purposes. At June 30, 2007, the aggregate cost of securities for federal income tax purposes was $368,547,323.
(b)	Non-income producing.
(c)	A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 2F “Foreign security country determination” in the Notes to Financial Statements.
(d)	Position, or a portion thereof, has been segregated as collateral for securities sold short.
(e)	All or a portion of security is on loan.
(f)	Represents security purchased with cash collateral for securities on loan.
(g)	The rate shown is the discount rate.

See notes to financial statements

		Number of Shares	Value
SECURITIES SOLD SHORT
DOMESTIC COMMON STOCKS	1.79%
CONSUMER DISCRETIONARY — 1.79%
Starbucks Corp.		135,000	$3,542,400
YRC Worldwide, Inc.		120,000	4,416,000

			7,958,400

Total Domestic Common Stocks (Proceeds $8,589,288)			7,958,400

Total Securities Sold Short (Proceeds $8,589,288)			$7,958,400	(h)

(h)	Federal Tax information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $630,888 and gross depreciation of $0 for federal income tax purposes. At June 30, 2007, the aggregate proceeds of securities sold short for federal income tax purposes was ($8,589,288).

See notes to financial statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007

(Unaudited)

ASSETS
Investment securities at value, including $17,740,014 of securities on loan (Identified cost $367,598,771)	$462,251,621
Cash	93,348
Deposits with broker for securities sold short	8,047,950
Receivables
Dividends and interest	991,537
Tax reclaims	18,022
Directors’ retainer	15,001
Prepaid expenses	45,046

Total Assets	471,462,525

LIABILITIES
Payables
Securities sold short at value, (Proceeds $8,589,288)	7,958,400
Upon return of securities loaned	18,218,397
Investment advisory fee (See Note 4)	311,992
Printing fee	85,167
Transfer agent fee	47,076
Professional fees	29,398
Administration fee (Note 4)	23,858
Custodian fee	5,414
Other accrued expenses	8,309

Total Liabilities	26,688,011

NET ASSETS	$444,774,514

NET ASSET VALUE PER SHARE
($444,774,514 ÷73,555,558)	$6.05

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$503,224,890
Distributions in excess of net investment income	(18,280,885)
Accumulated net realized loss	(135,453,229)
Net unrealized appreciation on investments	94,652,850
Net unrealized appreciation on short sales	630,888

Net Assets	$444,774,514

See notes to financial statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007

(Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $109,410)	$3,338,501
Interest	1,103,923
Security lending	51,119

Total Investment Income	4,493,543

Expenses
Investment advisory fees	1,843,871
Transfer agent fees	145,492
Administration fees	141,002
Directors’ fees and expenses	75,430
Printing and postage fees	60,662
Professional fees	44,896
Registration fees	33,776
Custodian fees	17,333
Miscellaneous	126,148

Total Expenses	2,488,610
Less custodian fees paid indirectly	(1,810)

Net Expenses	2,486,800

Net Investment Income	2,006,743

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,514,931
Net change in unrealized appreciation (depreciation) on:
Investments	15,810,072
Short Sales	630,888

Net realized and unrealized gain (loss)	23,955,891

Net increase (decrease) in net assets resulting from operations	$25,962,634

See notes to financial statements

THE ZWEIG FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2007 (Unaudited)		Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$2,006,743		$5,104,305
Net realized gain (loss)	7,514,931		14,396,083
Net change in unrealized appreciation (depreciation)	16,440,960		35,214,063

Net increase (decrease) in net assets resulting from operations	25,962,634		54,714,451

Dividends and distributions to shareholders from
Net investment income	(21,602,900	)*	(5,164,215)
Net realized short-term gains	—		(15,285,877)
Tax return of capital	—		(22,098,318)

Total dividends and distributions to shareholders	(21,602,900)		(42,548,410)

Capital share transactions
Net asset value of shares issued to shareholders in reinvestment of distributions resulting in issuance of common stock	1,870,759		—

Net increase in net assets derived from capital share transactions	1,870,759		—

Net increase (decrease) in net assets	6,230,493		12,166,041
NET ASSETS
Beginning of period	438,544,021		426,377,980

End of period (including distributions in excess of net investment income and undistributed net investment income of $(18,280,885) and $1,315,272 , respectively)	$444,774,514		$438,544,021

*	Please note that the tax status of distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2007, we estimate that 57% of the distributions represent return of capital and 43% represents excess gain distributions which are taxed as ordinary income. Also refer to Note 2D in the notes to financial statements.

See notes to financial statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each year)

	Six Months Ended June 30, 2007 (Unaudited)		Year Ended December 31,
			2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of period	$5.99		$5.82	$6.02	$5.69	$5.46	$7.96

Income From Investment Operations
Net investment income (loss)(5)	0.03		0.07	0.08	0.11	0.03	0.01
Net realized and unrealized gains (losses)	0.33		0.68	0.31	0.44	0.70	(1.76)

Total from investment operations	0.36		0.75	0.39	0.55	0.73	(1.75)

Dividends and Distributions
Dividends from net investment income	(0.30)		(0.07)	(0.11)	(0.06)	(0.03)	(0.01)
Distributions from net realized gains	—		(0.21)	(0.28)	(0.16)	—	—
Tax return of capital	—		(0.30)	(0.20)	—	(0.47)	(0.68)

Total dividends and distributions	(0.30)		(0.58)	(0.59)	(0.22)	(0.50)	(0.69)

Effect on net asset values as a result of capital contribution	—		—	— (4)	—	—	—
Effect on net asset values as a result of rights offering(1)	—		—	—	—	—	(0.06)

Change in net asset value	0.06		0.17	(0.20)	0.33	0.23	(2.50)

Net asset value, end of period	$6.05		$5.99	$5.82	$6.02	$5.69	$5.46

Market value, end of period(2)	$6.15		$5.90	$5.25	$5.55	$4.90	$4.93

Total investment return(3)	9.61	%(7)	24.87%	5.78%	18.13%	9.53%	(29.78)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$444,775	(6)	$438,544	$426,378	$440,643	$416,707	$400,163
Ratio of expenses to average net assets (excluding dividends on short sales)	1.15	%(6)	1.18%	1.26%	1.33%	1.28%	1.20%
Ratio of expenses to average net assets (including dividends on short sales)	1.15	%(6)	1.21%	1.33%	1.38%	1.33%	1.20%
Ratio of net investment income to average net assets	0.93	%(6)	1.20%	1.31%	1.87%	0.54%	0.14%
Portfolio turnover rate	17.4	%(7)	38.9%	44.6%	89.2%	74.8%	104.8%

(1)	Shares were sold at a 5% discount from the average market price.
(2)	Closing Price — New York Stock Exchange.
(3)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(4)	Amount is less than $0.01.
(5)	Computed using average shares outstanding.
(6)	Annualized.
(7)	Not annualized.

See notes to financial statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

(Unaudited)

NOTE 1 — ORGANIZATION

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 30, 1986. The Fund’s objective is to increase capital primarily with investment in equity securities, consistent with capital preservation and reduction of risk.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

B.  Security Transactions and Related Income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  Income Taxes:

It is the policy of the Fund to continue to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2003-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

D.  Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has $141,898,355 of capital loss carryovers, $115,096,193 expiring in 2010 and $26,802,162 expiring in 2011, which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

E.  Foreign Currency Translation:

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F.  Foreign Security Country Determination:

A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

G.  Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At June 30, 2007, the value of securities sold short amounted to $7,958,400 against which collateral of $47,966,200 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

H.  Security Lending:

The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the “Custodian”). Under the terns of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

At June 30, 2007, the Fund had securities valued at $17,740,014 on loan, for which it received cash collateral of $18,218,397.

NOTE 3 — PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended June 30, 2007, were as follows:

Purchases	$69,377,462
Sales	71,441,853
Short sales	8,589,288
Purchases to cover short sales	—

Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2007, were as follows:

Purchases	25,109,375
Sales	—

NOTE 4 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a)  Investment Advisory Fee: The Investment Advisory Agreement (the “Agreement”) between Phoenix/Zweig Advisers LLC (the “Adviser”), the Fund’s investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund’s portfolio. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. (“PXP”). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund’s average daily net assets. During the six-month period ( the “period”) ended June 30, 2007, the Fund incurred advisory fees of $1,843,871.

Zweig Consulting LLC (the “Sub-Adviser”), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser’s fees are paid by the Adviser.

b)  Administration Fee: Phoenix Equity Planning Corporation (“PEPCO”), an indirect wholly owned subsidiary of PNX, serves as the Fund’s Administrator (the “Administrator”) pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent’s performance at a rate of 0.065% of the Fund’s average daily net assets. During the period ended June 30, 2007, the Fund incurred Administration fees of $141,002.

c)  Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors’ or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 — INDEMNIFICATIONS

Under the Fund’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 — CAPITAL STOCK AND REINVESTMENT PLAN

At June 30, 2007, the Fund had one class of common stock, par value $.10 per share, of which 100,000,000 shares are authorized and 73,555,558 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the period ended June 30, 2007 and the year ended December 31, 2006, 322,545 and 0 shares respectively, were issued pursuant to the Plan.

On June 18, 2007, the Fund announced a distribution of $0.153 per share to shareholders of record on July 10, 2007. This distribution has an ex-dividend date of July 6, 2007, and is payable on July 26, 2007.

NOTE 7 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 — RIGHTS OFFERING

On May 10, 2007, the Fund announced that its registration statement for its rights offering has been declared effective by the U.S. Securities and Exchange Commission. The Fund will issue to shareholders non-transferable rights entitling them to acquire one share of common stock for each five shares held, up to an aggregate of 14,720,000 shares of common stock of the Fund. The Fund may increase the number of shares of common stock subject to subscription by up to 25% of the shares, or up to an additional 3,680,000 shares of common stock, for an aggregate total of 18,400,000 shares. Shareholders of record will receive one right for each outstanding share owned on the record date, July 13, 2007. If a record date shareholder’s total ownership is fewer than five shares, such shareholder may subscribe for one share. Please refer to your Fund’s prospectus dated July 13, 2007 for further information.

NOTE 9 — REGULATORY EXAMS

In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the NASD notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD’s findings, in accordance with the terms of the letter the PXP subsidiary agreed to a censure, to pay a fine of $8 thousand and to revise its supervisory procedures.

The Company does not believe that the outcome of these matters will be material to these financial statements.

THE ZWEIG FUND, INC.

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SERVICING AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of The Zweig Fund, Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement (the “Advisory Agreement”) with Phoenix/Zweig Advisers LLC (the “Adviser”) and the servicing agreement (the “Servicing Agreement”) between the Adviser and Zweig Consulting LLC (the “Sub-Adviser”) (collectively, the “Agreements”). In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Agreements.

More specifically, at a meeting held on February 20, 2007, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser and the Sub-Adviser delivered an acceptable level of service.

2. Investment Performance of the Funds and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to the performance of the Fund’s Lipper, Inc. performance group and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Board had been informed that the Adviser and its affiliates did not manage any funds comparable to the Fund against which the Fund’s performance could be compared.

3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Board considered the Fund’s management fee rate and expense ratio relative to the Fund’s Lipper, Inc. expense group. The Board concluded that the fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the Sub-Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

(b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Board considered the Adviser’s and Sub-Adviser’s overall profitability and costs. The Board also considered whether the amount of profit is a fair entrepreneurial profit. The Board concluded that the Adviser’s and the Sub-Adviser’s profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

4. Extent of Economies of Scale as Fund Grows. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do mutual funds. The Board concluded that the Fund has appropriately benefited from any economies of scale.

5. Whether Fee Levels Reflect Economies of Scale. The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund’s closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

6. Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Board considered the size, education and experience of the Adviser’s and Sub-Adviser’s staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

(b) Other Benefits to the Adviser or Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions

In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders had received acceptable absolute and relative performance at reasonable fees and, therefore, re-approval of the Investment Advisory Agreement with the Adviser and the Servicing Agreement with the Sub-Adviser were in the best interests of the Fund and its shareholders. As a part of its decision-making process, the Board noted its belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Board considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement.

SUPPLEMENTARY PROXY INFORMATION

The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 9, 2007. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

The results of the above matters were as follows:

Directors	Votes For	Votes Against	Votes Withheld	Abstentions
George R. Aylward	60,693,838	N/A	1,409,448	N/A
Alden C. Olson Ph.D	60,470,742	N/A	1,632,544	N/A

Based on the foregoing George R. Aylward and Alden C. Olson, Ph.D, were elected as Directors. The Fund’s other Directors who continue in office are Charles H. Brunie, Wendy Luscombe, James B. Rogers, Jr. and R. Keith Walton.

Proposal to Amend the Fund’s Articles of Incorporation (the “Articles”) to authorize the Board of Directors from time to time to amend the Articles to increase or decrease the number of authorized shares of common stock without any further authorization by shareholders:

FOR	AGAINST	ABSTAIN
55,503,583	5,536,267	1,063,166

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 10% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed quarterly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles (“GAAP”). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2008 to determine the taxability of our distributions.

The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at http://www.PhoenixFunds.com. Section 19(a) notices are posted on the website at: http://www.phoenixinvestments.com/phxinv/PublicSite.jsp?Target=/Individual/Products/Closed_End_Funds/Zweig/ZF_Fund.html.

OFFICERS AND DIRECTORS

George R. Aylward

President, Chairman and Chief Executive Officer

Carlton Neel

Executive Vice President

David Dickerson

Senior Vice President

Marc Baltuch

Chief Compliance Officer and Vice President

Moshe Luchins

Vice President

Kevin J. Carr

Chief Legal Officer and Secretary

Nancy Curtiss

Treasurer

Jacqueline Porter

Vice President and Assistant Treasurer

Charles H. Brunie

Director

Wendy Luscombe

Director

Alden C. Olson, Ph.D.

Director

James B. Rogers, Jr.

Director

R. Keith Walton

Director

Investment Adviser

Phoenix/Zweig Advisers LLC

900 Third Avenue 31st floor

New York, NY 10022-4793

Fund Administrator

Phoenix Equity Planning Corporation

One American Row

Hartford, CT 06103-2899

Custodian

State Street Bank and Trust Company

P.O. Box 5501

Boston, MA 02206-5501

Legal Counsel

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, NY 10022-2585

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43010

Providence, RI 02940-3010

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 4132 Q2-07

Semi Annual Report

Zweig

The Zweig Fund, Inc.

June 30, 2007

Item 2. Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Registrant did not have repurchased shares during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	September 7, 2007

By (Signature and Title)*	/s/ Nancy G. Curtiss
Nancy G. Curtiss, Treasurer
(principal financial officer)

Date	September 7, 2007

*	Print the name and title of each signing officer under his or her signature.